UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





Date of report
(Date of earliest event reported):    January 28, 2000 (January 23, 2000)
                                  ----------------------------------------------


                              LEGATO SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-26130                   94-3077394
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
   of Incorporation)                File Number)             Identification No.)


3210 Porter Drive, Palo Alto, California                               94304
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(Address of Principal Executive Offices)                             (Zip Code)


Company's telephone number, including area code:   (650) 812-6000
                                                --------------------------------




--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.  OTHER EVENTS

         On January 23, 2000, Legato Systems, Inc. entered into a Mutual Termination Agreement with Ontrack Data International, Inc. to immediately terminate the Agreement and Plan of Reorganization dated November 18, 1999. The Mutual Termination Agreement is attached hereto as an exhibit and is incorporated by reference herein.

ITEM 7.  EXHIBITS.

                  Exhibit
                  Number       Description
                  ------       -----------

                  2.1          Mutual Termination Agreement dated
                               January 23, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LEGATO SYSTEMS, INC.



Date:  January 28, 2000               By:     /s/ Stephen C. Wise
                                             ---------------------------------

                                      Name:   Stephen C. Wise

                                      Title:  Senior Vice President,
                                              Finance and Administration and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


                  Exhibit
                  Number       Description
                  ------       -----------

                  2.1          Mutual Termination Agreement dated
                               January 23, 2000.